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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 13, 2002

                             COMMERCE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                       New Jersey                   22-2433468
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          (State or other jurisdiction of            (I.R.S.
              Employer incorporation            Identification No.)
                  or organization)

                                     1-12069
                                ----------------
                                   (Commission
                                  file number)

             1701 Route 70 East, Cherry Hill, New Jersey 08034-5400
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               (Address of Principal Executive Offices) (zip code)

                                Douglas J. Pauls
                Senior Vice President and Chief Financial Officer
                             COMMERCE BANCORP, INC.
                               1701 Route 70 East
                       Cherry Hill, New Jersey 08034-5400
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                         (Address of executive offices)

                                 (856) 751-9000
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          (Telephone number, including area code, of agent for service)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(b)   PRO FORMA FINANCIAL STATEMENTS.

Not applicable.

(c)   EXHIBITS.

         99.1 Statement, dated August 13, 2002, of Vernon W. Hill, II, Chairman and Chief Executive Officer

         99.2 Statement, dated August 13, 2002, of Douglas J. Pauls, Principal Financial Officer


ITEM 9.  REGULATION FD DISCLOSURE.

         On August 13, 2002, the Principal Executive Officer of Commerce Bancorp, Inc. (the "Company"), Vernon W. Hill, II, and the Company's Principal Financial Officer, Douglas J. Pauls, voluntarily submitted to the Securities and Exchange Commission (the "Commission") sworn statements pursuant to Commission Order No. 4-460 in the form requested by the Commission.

         A copy of these statements is attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Commerce Bancorp,Inc.



Date: August 13,2002               By:    /s/Douglas J. Pauls
                                          -------------------------------
                                   Name:  Douglas J. Pauls
                                   Title: Senior Vice President
                                          and Chief Financial Officer

EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------


         99.1 Statement, dated August 13, 2002, of Vernon W. Hill, II, Chairman and Chief Executive Officer

         99.2 Statement, dated August 13, 2002, of Douglas J. Pauls, Principal Financial Officer

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